EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of REV Group, Inc. (the “Company”) for the period ended October 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Timothy Sullivan, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to REV Group, Inc. and will be retained by REV Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 19, 2018	By:	/s/ Timothy Sullivan
Timothy Sullivan
Chief Executive Officer (Principal Executive Officer)